UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2014

Independent Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400

McKinney, TX 75069-3257

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (972) 562-9004

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 17, 2014, Independent Bank Group, Inc. (the “Company”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that it had completed its acquisition (“Acquisition”) of BOH Holdings, Inc. (“BOH Holdings”) and BOH Holdings’ wholly owned subsidiary, Bank of Houston (“Bank of Houston”), as contemplated by the Agreement and Plan of Reorganization, dated as of November 21, 2013, by and between the Company and BOH Holdings (the “Reorganization Agreement”). As the required financial statements of the business acquired and pro forma financial information were not included in the Form 8-K filed on April 17, 2014, this Form 8-K/A is being filed to provide the historical financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(i)	The audited consolidated balance sheets of BOH Holdings as of December 31, 2013 and 2012, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2013, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.2 and incorporated by reference herein.

(ii)	The unaudited consolidated balance sheet of BOH Holdings, as of March 31, 2014, and related consolidated statement of income, comprehensive income, changes in stockholders’ equity and cash flows for the three months ended March 31, 2014, and related notes required by this item, are included as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro forma financial information.

(i)	The unaudited pro forma combined condensed consolidated balance sheet as of March 31, 2014, and the unaudited pro forma combined condensed consolidated statements of income for the three months ended March 31, 2014, and the year ended December 31, 2013, required by this item are incorporated herein by reference to Exhibit 99.4.

(c)	Shell Company Transactions.

(i)	Not applicable.

(d)	Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K/A:

2.1	Agreement and Plan of Reorganization, dated as of November 21, 2013, by and between Independent Bank Group, Inc. and BOH Holdings, Inc. (incorporated herein by reference to Appendix A to the Company’s Registration Statement on Form S-4 (Registration No. 333-193373)).

99.1	Press Release issued by Independent Bank Group, Inc. dated April 17, 2014, relating to completion of the Acquisition (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2014).

99.2	Audited Consolidated Financial Statements of BOH Holdings, Inc. as of and for the years ended December 31, 2013 and 2012.

99.3	Unaudited Consolidated Financial Statements of BOH Holdings, Inc. as of and for the three months ended March 31, 2014.

99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK GROUP, INC.

Date: June 9, 2014

	By:	/s/ David R. Brooks
	Name:	David R. Brooks
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Reorganization, dated as of November 21, 2013, by and between Independent Bank Group, Inc. and BOH Holdings, Inc. (incorporated herein by reference to Appendix A to the Company’s Registration Statement on Form S-4 (Registration No. 333-193373)).

99.1	Press Release issued by Independent Bank Group, Inc. dated April 17, 2014, relating to completion of the Acquisition (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2014).

99.2	Audited Consolidated Financial Statements of BOH Holdings, Inc. as of and for the years ended December 31, 2013 and 2012.

99.3	Unaudited Consolidated Financial Statements of BOH Holdings, Inc. as of and for the three months ended March 31, 2014.

99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

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